SECURITIES AND EXCHANGE COMMISSION
                       WASHINGTON, D.C.  20549


                               Form 8-K

                            CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of
                   the Securities Exchange Act of 1934

             Date of Report (Date of earliest event reported):
                           February 5, 1997


                         First Mutual Bancorp, Inc.
                  ---------------------------------------
         (Exact name of registrant as specified in its charter)

        Delaware                0 -26184            37-1339075
-----------------------    -----------------     ----------------
    (State or other      (Commission File No.)   (I.R.S. Employer
    jurisdiction of                           Identification No.)


         Registrant's telephone number, including area code:
                          (217) 429-2306

                          Not Applicable
    ---------------------------------------------------------
    (Former name or former address, if changed since last report)

PAGE

Item 5.   Other Events

     On February 5, 1997, First Mutual Bancorp, Inc. (the "Registrant") announced the completion of the repurchase of 235,000 shares of Common Stock of the Registrant in open-market purchases at an average purchase price of $15.19 per share. The Registrant also announced its intention to commence a new stock repurchase program to acquire up to 5% of its outstanding Common Stock.

     On February 10, 1997, the Registrant announced the repurchase of 196,930 shares of its Common Stock in open-market purchases at an average purchase price of $15.68 per share.

     For further information, reference is made to the Registrant's press releases dated February 5, 1997 and February
10, 1997, which are incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     The following Exhibit is filed as part of this report:

     Exhibit 99.1 Registrant's press releases dated February 5 and February 10, 1997.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                              FIRST MUTUAL BANCORP, INC.



DATE: February 27, 1997       By: /s/ Paul K. Reynolds
                                  -------------------------------
                                  Paul K. Reynolds, President and
                                   Chief Executive Officer